UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2006

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director or Principal Officer; Election of Directors; Appointment of Principal Officer.

(b) Effective at the Stifel Financial Corp. annual meeting of shareholders held on May 9, 2006, Walter F. Imhoff has retired from the Stifel Financial Corp. board of directors. Mr. Imhoff did not stand for re-election due to the company's mandatory retirement age for the board of directors. Mr. Imhoff has served as a Director of Stifel Financial Corp. and Senior Vice President of Stifel, Nicolaus & Company, Incorporated, Stifel Financial Corp.'s principal subsidiary, since 2000. Mr. Imhoff will continue as Senior Vice President of Stifel, Nicolaus & Company, Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.
Date: May 15, 2006	By: /s/ James M. Zemlyak
Name: James M. Zemlyak Title: Chief Financial Officer